Exhibit 10-11
MASTER ASSIGNMENT AND ASSUMPTION
Reference is made to (i) the Amended and Restated Competitive Advance and Revolving Credit Agreement, dated as of March 11, 2002 and effective as of March 18, 2002 (the “2002 Credit Agreement”), as amended and restated as of December 13, 2004 and effective as of January 5, 2005, as amended by the First Amendment thereto, dated as of February 28, 2007 and effective as of March 15, 2007 and as further amended by the Second Amendment thereto, dated as of October 23, 2008 and effective as of October 31, 2008 and as further amended by the Third Amendment thereto, dated as of September 28, 2009 and as further amended by the Fourth Amendment thereto, dated as of August 25, 2010 and as further amended by the Fifth Amendment thereto, dated as of September 30, 2010, among Gannett, the lenders thereto, Bank of America, N.A., as initial administrative agent, JPMorgan Chase Bank, N.A. and Citibank, N.A. as syndication agents and JPMorgan Chase Bank, N.A. as successor administrative agent, and Barclays Bank PLC, as documentation agent, (ii) the Competitive Advance and Revolving Credit Agreement, dated as of February 27, 2004 and effective as of March 15, 2004 (the “2004 Credit Agreement”), as amended by the First Amendment thereto, dated as of February 28, 2007 and effective as of March 15, 2007 and as further amended by the Second Amendment thereto, dated as of October 23, 2008 and effective as of October 31, 2008 and as further amended by the Third Amendment thereto, dated as of September 28, 2009 and as further amended by the Fourth Amendment thereto, dated as of August 25, 2010 and as further amended by the Fifth Amendment thereto, dated as of September 30, 2010, among Gannett, the lenders thereto, Bank of America, N.A., as initial administrative agent, JPMorgan Chase Bank, N.A. and Citibank, N.A. as syndication agents and JPMorgan Chase Bank, N.A. as successor administrative agent, and Barclays Bank PLC and Suntrust Bank, as documentation agents, and (iii) the Competitive Advance and Revolving Credit Agreement, dated as of December 13, 2004 and effective as of January 5, 2005 (the “2005 Credit Agreement”), as amended by the First Amendment thereto, dated as of February 28, 2007 and effective as of March 15, 2007 and as further amended by the Second Amendment thereto, dated as of October 23, 2008 and effective as of October 31, 2008 and as further amended by the Third Amendment thereto, dated as of September 28, 2009 and as further amended by the Fourth Amendment thereto, dated as of August 25, 2010 and as further amended by the Fifth Amendment thereto, dated as of September 30, 2010, among Gannett, the lenders thereto, Bank of America, N.A., as administrative agent, JPMorgan Chase Bank, N.A. and Citibank, N.A. as syndication agents and JPMorgan Chase Bank, N.A. as successor administrative agent, and Barclays Bank PLC, as documentation agent (the Credit Agreements described in clauses (i), (ii) and (iii) above as amended, supplemented or otherwise modified on or prior to the date hereof, the “Existing Credit Agreements” and after the Extension Effective Date, the “Credit Agreements”). Unless otherwise defined herein, terms defined in the Existing Credit Agreements and used herein shall have the meanings given to them in the Existing Credit Agreements.
This Master Assignment and Assumption (the “Assignment and Assumption”) is dated as of the Extension Effective Date (as defined in the Credit Agreements) and is entered into by and between each of the Lenders listed on Schedule 1 (each an “Assignor”; collectively, the “Assignors”) and each Assignee set forth on Schedule 1 (each an “Assignee”; collectively, the “Assignees”).
Gannett has notified the Administrative Agent and the Lenders that, substantially contemporaneously with the effectiveness of the Fifth Amendment and Waiver, the Five-Year Commitments under the 2002 Credit Agreement shall be permanently reduced by $365,393,623.38, the Five -Year Commitments under the 2004 Credit Agreement shall be permanently reduced by $468,303,261.36 and the Five-Year Commitments under the 2005 Credit Agreement shall be permanently reduced by $285,738,396.15 such that, following such reduction, the aggregate amount of Five-Year Commitments under the Credit Agreements shall be $1,630,564,719.11. The Administrative Agent and Lenders party hereto hereby waive any notice requirement in respect of such reduction pursuant to Section 2.4 of the Existing Credit Agreements.

The Assignors and the Assignees hereto agree as follows:
1. The Assignors hereby irrevocably sell and assign to the Assignees without recourse to any such Assignor, and the Assignees hereby irrevocably purchase and assume from the Assignors (in each case, on a ratable basis in accordance with the amounts of the applicable Assigned Facility (as defined below) to be purchased and assumed by such Assignee hereunder) without recourse to any such Assignor, as of the Extension Effective Date, all of the respective interests of the Assignors (with respect to each Assignee or Assignor, as applicable, its “Assigned Interest”) in and to the Assignors’ rights and obligations in respect of their Five-Year Commitments under the Existing Credit Agreements as set forth on Schedule 1 hereto (individually, an “Assigned Facility”; collectively, the “Assigned Facilities”), in a principal amount for each Assigned Facility as set forth on Schedule 1 hereto. The parties hereto hereby agree that on the Extension Effective Date each Assignor shall receive payment in full from the Assignees and Gannett of all outstanding principal and accrued interest and fees owing to it except for any such amounts that will continue to be owing to it as a party to the Credit Agreements. Each Assignee shall only be responsible for purchasing the assigned amount set forth next to its name set forth on Schedule 1 and no Assignee shall be liable in any way for the failure of any other Assignee to purchase any amounts to be purchased by such other Assignee.
2. No Assignor (a) makes any representation or warranty or assumes any responsibility with respect to any statements, warranties or representations made in or in connection with the Existing Credit Agreements or with respect to the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Existing Credit Agreements, any other Loan Document or any other instrument or document furnished pursuant thereto, other than that such Assignor is the legal and beneficial owner of the interest being assigned by it hereunder, has not created any adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of any such adverse claim or (b) makes any representation or warranty or assumes any responsibility with respect to the financial condition of Gannett, any of its Affiliates or any other obligor or the performance or observance by Gannett, any of its Affiliates or any other obligor of any of their respective obligations under the Existing Credit Agreements or any other Loan Document or any other instrument or document furnished pursuant hereto or thereto
3. Each Assignee (a) represents and warrants that it is legally authorized to enter into this Master Assignment and Assumption; (b) confirms that it has received copies of the Existing Credit Agreements and the Credit Agreements, together with copies of the financial statements delivered pursuant to Section 5.1 of the Credit Agreements, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Master Assignment and Assumption; (c) agrees that it will, independently and without reliance upon the Assignor, the Administrative Agent or any Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Existing Credit Agreements and the Credit Agreements, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Existing Credit Agreements and the Credit Agreements, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Existing Credit Agreements and the Credit Agreements and will perform in accordance with their respective terms all the obligations required to be performed by it as a Lender including, if it is organized under the laws of a jurisdiction outside the United States, its obligation pursuant to Section 2.15(d) of the Existing Credit Agreements and the Credit Agreements.

4. The effective date of this Master Assignment and Assumption shall be the Extension Effective Date. For the avoidance of doubt, each Assignee shall have consented to the Credit Agreements (and the amendments to the Existing Credit Agreements set forth therein) once all conditions to effectiveness under the Credit Agreements (other than receipt by the Administrative Agent of the signatures of the Assignees) have been satisfied.
5. Following the execution of this Master Assignment and Assumption, it will be delivered to the Administrative Agent for acceptance by it and recording by the Administrative Agent pursuant to the Existing Credit Agreements, effective as of the Extension Effective Date.
6. Upon such acceptance and recording, from and after the Extension Effective Date, the Administrative Agent shall make all payments in respect of the applicable Assigned Interest (including payments of principal, interest, fees and other amounts) to the applicable Assignor for amounts which have accrued to the Extension Effective Date and to the applicable Assignee for amounts which have accrued subsequent to the Extension Effective Date.
7. From and after the Extension Effective Date, (a) each Assignee shall be a party to the applicable Credit Agreement(s) to which its Five-Year Commitments have been assigned hereunder, as applicable, and, to the extent provided in this Master Assignment and Assumption, have the rights and obligations of a Lender thereunder and under the other Loan Documents and shall be bound by the provisions thereof and (b) each Assignor that has assigned all of its existing Five-Year Commitments, relinquish its rights and be released from its obligations under the Existing Credit Agreements and the Credit Agreements, if any. Each Assignee agrees to promptly execute and deliver to Gannett and the Administrative Agent a counterpart of each Credit Agreement to which it becomes a party hereunder.
8. This Master Assignment and Assumption shall be governed by, and construed in accordance with, the laws of the State of New York.
IN WITNESS WHEREOF, the parties hereto have caused this Master Assignment and Assumption to be executed as of the Extension Effective Date by their respective duly authorized officers.

Schedule 1
to the Master Assignment and Assumption with respect to
(i) the 2002 Credit Agreement,
(ii) the 2004 Credit Agreement, and
(iii) the 2005 Credit Agreement
Name of Assignor: Each Lender listed as an Assignor in the table below

	2002 Credit	2004 Credit	2005 Credit	Principal
	Agreement	Agreement	Agreement	Amount
Assignor	Assigned	Assigned	Assigned	Assigned
Barclays Bank PLC	(4,063,918.59)	(8,257,132.61)	(13,903,500.10)	(26,224,551.30)
Comerica Bank	(2,573,474.01)	—	(9,518,616.02)	(12,092,090.03)
First Hawaiian Bank	(1,941,132.41)	(5,760,729.92)	(4,022,616.60)	(11,724,478.93)
JPMorgan Chase Bank, N.A.	(43,926,586.66)	(33,051,555.74)	(52,722,614.47)	(129,700,756.87)
Mizuho Corporate Bank, Ltd.	(8,492,464.20)	(16,182,027.66)	(14,753,854.84)	(39,428,346.70)
Sumitomo Mitsui Banking Corporation	—	(26,173,720.66)	(19,692,739.36)	(45,866,460.02)
SunTrust Bank	(3,655,834.32)	(8,990,287.74)	(8,107,104.69)	(20,753,226.75)
The Bank of Tokyo-Mitsubishi UFJ Ltd., New York Branch	(7,977,769.41)	(15,026,168.52)	(17,609,439.66)	(40,613,377.59)

TOTALS	(72,631,179.60)	(113,441,622.85)	(140,330,485.74)	(326,403,288.19)

Name of Assignee: Each Lender listed as an Assignee in the table below

	2002 Credit	2004 Credit	2005 Credit
	Agreement	Agreement	Agreement	Principal Amount
Assignee	Assumed	Assumed	Assumed	Assumed
Capital One, N.A.	—	—	31,162,177.65	31,162,177.65
Citibank, N.A.	20,738,157.72	29,536,804.05	8,392,011.37	58,666,973.14
Fifth Third Bank	10,467,078.16	16,292,516.29	3,502,751.66	30,262,346.11
PNC Bank, N.A.	—	—	79,504,963.18	79,504,963.18
The Northern Trust Company	7,805,232.14	6,606,014.10	1,439,567.16	15,850,813.40
US Bank, National Association	33,620,711.58	61,006,288.41	16,329,014.72	110,956,014.71

TOTALS	72,631,179.60	113,441,622.85	140,330,485.74	326,403,288.19

Post-Assignment Commitments: After giving effect to the assignments contemplated hereby, but before giving effect to any reductions as described in Section 2.22(b)(c) of each Credit Agreement, each person listed as an Extending Lender in the table below will have the following Commitments:

	2002 Credit	2004 Credit	2005 Credit
	Agreement	Agreement	Agreement	Principal Amount
Extending Lender	Commitment	Commitment	Commitment	Commitment
Barclays Bank PLC	$62,348,537.72	$93,546,172.12	$56,004,348.64	$211,899,058.48
Capital One, N.A.	$0.00	$0.00	$38,152,962.52	$38,152,962.52
Citibank, N.A.	$86,713,689.97	$132,650,880.95	$77,426,012.01	$296,790,582.93
Comerica Bank	$14,903,488.18	$0.00	$25,435,308.35	$40,338,796.53
Fifth Third Bank	$27,944,040.35	$45,129,503.90	$13,115,080.86	$86,188,625.11
First Hawaiian Bank	$5,049,652.46	$13,900,852.54	$6,463,560.71	$25,414,065.71
JPMorgan Chase Bank, N.A.	$122,104,554.11	$84,917,939.02	$88,840,779.24	$295,863,272.37
Mizuho Corporate Bank, Ltd.	$49,181,511.01	$81,688,960.58	$39,424,727.94	$170,295,199.53
PNC Bank, N.A.	$0.00	$0.00	$114,458,887.55	$114,458,887.55
Sumitomo Mitsui Banking Corporation	$0.00	$26,257,165.90	$15,261,185.01	$41,518,350.91
SunTrust Bank	$48,775,052.24	$91,502,244.83	$31,216,060.23	$171,493,357.30
The Bank of Tokyo-Mitsubishi UFJ Ltd., New York Branch	$46,200,813.37	$75,854,034.85	$47,055,320.43	$169,110,168.65
The Northern Trust Company	$35,768,371.64	$32,821,457.38	$17,168,833.13	$85,758,662.15
US Bank, National Association	$51,097,673.77	$93,775,592.51	$27,252,116.09	$172,125,382.37

Totals	$550,087,384.82	$772,044,804.58	$597,275,182.71	$1,919,407,372.11

Post-Reduction Commitments: After giving effect to the assignments contemplated hereby and the subsequent reductions described in Section 2.22(b)(c) of each Credit Agreement, each person listed as an Extending Lender in the table below will have the following Commitments:

	2002 Credit	2004 Credit	2005 Credit
	Agreement	Agreement	Agreement	Principal Amount
Extending Lender	Commitment	Commitment	Commitment	Commitment
Barclays Bank PLC	$34,862,385.32	$53,440,366.98	$36,697,247.70	$125,000,000.00
Capital One, N.A.	$0.00	$0.00	$25,000,000.00	$25,000,000.00
Citibank, N.A.	$48,486,238.53	$75,779,816.51	$50,733,944.96	$175,000,000.00
Comerica Bank	$8,333,333.33	$0.00	$16,666,666.67	$25,000,000.00
Fifth Third Bank	$15,625,000.00	$25,781,250.00	$8,593,750.00	$50,000,000.00
First Hawaiian Bank	$2,823,529.41	$7,941,176.47	$4,235,294.12	$15,000,000.00
JPMorgan Chase Bank, N.A.	$68,275,154.00	$48,511,293.64	$58,213,552.36	$175,000,000.00
Mizuho Corporate Bank, Ltd.	$27,500,000.00	$46,666,666.66	$25,833,333.34	$100,000,000.00
PNC Bank, N.A.	$0.00	$0.00	$75,000,000.00	$75,000,000.00
Sumitomo Mitsui Banking Corporation	$0.00	$15,000,000.00	$10,000,000.00	$25,000,000.00
SunTrust Bank	$27,272,727.27	$52,272,727.28	$20,454,545.45	$100,000,000.00
The Bank of Tokyo-Mitsubishi UFJ Ltd., New York Branch	$25,833,333.33	$43,333,333.34	$30,833,333.33	$100,000,000.00
The Northern Trust Company	$20,000,000.00	$18,750,000.00	$11,250,000.00	$50,000,000.00
US Bank, National Association	$28,571,428.57	$53,571,428.57	$17,857,142.86	$100,000,000.00

Totals	$307,583,129.76	$441,048,059.45	$391,368,810.79	$1,140,000,000.00

Extension Effective Date: September 30, 2010

BARCLAY’S BANK PLC, as an Assignor

By:	/s/ Noam Azachi

	Name:	Noam Azachi
	Title:	Assistant Vice President
Extension Effective Date: September 30, 2010

Comerica Bank, as an Assignor

By:	/s/ Blake Arnett

	Name:	Blake Arnett
	Title:	Vice President
Extension Effective Date: September 30, 2010

First Hawaiian Bank, as an Assignor

By:	/s/ Dawn Hofmann

	Name:	Dawn Hofmann
	Title:	Vice President
Extension Effective Date: September 30, 2010

JPMORGAN CHASE BANK, N.A., as an Assignor

By:	/s/ Peter B. Thauer

	Name:	Peter B. Thauer
	Title:	Executive Director
Extension Effective Date: September 30, 2010

MIZUHO CORPORATE BANK, LTD., as an Assignor

By:	/s/ Bertram H. Tang

	Name:	Bertram Tang
	Title:	Authorized Signatory
Extension Effective Date: September 30, 2010

Sumitomo Mitsui Banking Corporation, as an Assignor

By:	/s/ Yoshihiro Hyakutome

	Name:	Yoshihiro Hyakutome
	Title:	General Manager
Extension Effective Date: September 30, 2010

SUNTRUST BANK, as an Assignor

By:	/s/ Michael Vegh

	Name:	Michael Vegh
	Title:	Director
Extension Effective Date: September 30, 2010

The Bank of Tokyo-Mitsubishi UFJ, Ltd., as an Assignor

By:	/s/ George Stoecklein

	Name:	George Stoecklein
	Title:	Authorized Signatory
Extension Effective Date: September 30, 2010

The Bank of Tokyo-Mitsubishi UFJ Trust Company, as an Assignor

By:	/s/ George Stoecklein

	Name:	George Stoecklein
	Title:	Vice President
Extension Effective Date: September 30, 2010

Capital One, N.A., as an Assignee

By:	/s/ Rick Larsen

	Name:	Rick Larsen
	Title:	Senior Vice President
Extension Effective Date: September 30, 2010

CITIBANK, N.A., as an Assignee

By:	/s/ Elisabeth Minnella Gonzalez

	Name:	Elisabeth Minnella Gonzalez
	Title:	Director and Vice President
Extension Effective Date: September 30, 2010

FIFTH THIRD BANK, as an Assignee

By:	/s/ Randolph J. Stierer

	Name:	Randolph J. Stierer
	Title:	Vice President
Extension Effective Date: September 30, 2010

PNC Bank, N.A., as an Assignee

By:	/s/ D. Jermaine Johnson

	Name:	D. Jermaine Johnson
	Title:	Senior Vice President
Extension Effective Date: September 30, 2010

The Northern Trust Company, as an Assignee

By:	/s/ Michael Kingsley

	Name:	Michael Kingsley
	Title:	Senior Vice President
Extension Effective Date: September 30, 2010

US Bank, National Association, as an Assignee

By:	/s/ Steven L. Sawyer

	Name:	Steven L. Sawyer
	Title:	Vice President
Extension Effective Date: September 30, 2010

Accepted for Recordation in the Register:

JPMORGAN CHASE BANK, N.A., as
Administrative Agent

By:	/s/ Peter B. Thauer

	Name:	Peter B. Thauer
	Title:	Executive Director

Consented by:

GANNETT CO., INC.

By:	/s/ Michael A. Hart

	Name:	Michael A. Hart
	Title:	Vice President & Treasurer

Consented by:

JPMORGAN CHASE BANK, N.A., as
Administrative Agent

By:	/s/ Peter B. Thauer

	Name:	Peter B. Thauer
	Title:	Executive Director

JPMORGAN CHASE BANK, N.A., as
Issuing Lender

By:	/s/ Peter B. Thauer

	Name:	Peter B. Thauer
	Title:	Executive Director

BANK OF AMERICA, N.A., as
Issuing Lender

By:	/s/ Peter van der Horst

	Name:	Peter van der Horst
	Title:	Senior Vice President